MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price Bond Asset Fund
Supplement dated March 12, 2021 to the
Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The following information replaces the first paragraph on page 7 under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance:
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). Debt securities in which the Fund invests may pay interest at fixed, variable, or floating rates. The Fund may purchase and sell securities (including mortgage-backed securities) on a when-issued, delayed delivery, to-be-announced (“TBA”), or forward commitment basis, and may enter into dollar roll transactions. These may include so-called “short” TBA transactions, where the Fund attempts to hedge existing exposures or to increase its return by selling forward mortgages or mortgage-related assets it owns.
The last sentence of the first full paragraph on page 8 under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance is hereby deleted in its entirety.
The paragraph titled “Non-Diversification Risk” on page 10 under the heading Principal Investment Risks in the section titled Investments, Risks, and Performance is hereby deleted in its entirety.
The following information is added after “Sector Risk” on page 11 under the heading Principal Risks in the section titled Investments, Risks, and Performance
Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
The following information is added after “Sector Risk” on page 61 in the section titled Additional Information Regarding Principal Risks:
•
Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-TRUN-21-02

MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price Bond Asset Fund
Supplement dated March 12, 2021 to the
Statement of Additional Information dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
The first paragraph under the heading General Information on page B-3 is hereby deleted in its entirety and replaced with the following:
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 7 diversified series of the Trust: (1) MM Select Equity Asset Fund (“MM Select Equity Asset Fund”), (2) MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”), (3) MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”), (4) MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”), (5) MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”), (6) MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”), and (7) MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund (formerly known as MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund) (“MM Select T. Rowe Price U.S. Treasury Long-Term Index Fund”); and one non-diversified series of the Trust: MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 55 separate series. Additional series may be created by the Trustees from time-to-time.
The following information replaces similar information under the heading Fundamental Investment Restrictions of the Funds in the section titled Investment Restrictions of the Funds on page B-43:
(1)
with the exception of the MM Select T. Rowe Price Emerging Markets Bond Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-TRUN-21-01